UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2011

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)
(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 12, 2011, SunPower Corporation (“SunPower”) issued a press release announcing that its Board of Directors has authorized and will recommend that shareholders approve a proposal to reclassify all outstanding shares of the company's Class A common stock and Class B common stock into a single class of common stock on a one-for-one basis. The new common stock will have the same voting powers, preferences, rights and qualifications, limitations and restrictions as the current SunPower Class A common stock. The reclassification proposal will require the affirmative vote of the holders of a majority of the voting power of the Class A common stock and Class B common stock voting as a single class, as well as the affirmative vote of the holders of a majority of the Class B common stock voting as a separate class. As previously disclosed in the Schedule 14D-9 filed by SunPower dated May 3, 2011, Total Gas & Power USA, SAS, who currently holds a majority of SunPower's outstanding Class A common stock and a majority of its outstanding Class B common stock, has agreed in the Tender Offer Agreement with SunPower, dated April 28, 2011 (as amended on June 7, 2011), to vote all shares acquired in the tender offer in favor of the reclassification.

The Board of Directors has established a record date of September 19, 2011 and scheduled a special meeting of shareholders on November 15, 2011, subject to completion of the Securities and Exchange Commission (“SEC”) review process.

Additional Information

Shareholders are urged to read the proxy statement regarding the proposed reclassification when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings containing information about SunPower, without charge, at the SEC's internet site at www.sec.gov, and on the Investor Relations page of SunPower's web site at http://investors.sunpowercorp.com/. Copies of the proxy statement and SunPower's other filings with the SEC can also be obtained, without charge, by directing a request to SunPower Corporation Investor Relations, by phone to (408) 240-5419, or in writing to SunPower Corporation, 77 Rio Robles, San Jose, CA 95134.

The directors and executive officers of SunPower and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SunPower's directors and executive officers is available in the proxy statement dated March 22, 2011 for the Annual Meeting of Shareholders held on May 3, 2011, which was filed with the SEC on March 22, 2011, and its other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: September 12, 2011	By:	/S/ DENNIS V. ARRIOLA
	Name:	Dennis V. Arriola
	Title:	Executive Vice President and Chief Financial Officer